Exhibit 10.5
EXECUTION VERSION
Amendment Deed No. 2 DXC Technology Australia Pty Limited ACN 008 476 944 DXC Technology Company Mizuho Bank, Ltd. and Others 8 January 2019

THIS DEED is made on the date set out on the front cover
BETWEEN:

(1)	DXC Technology Australia Pty Limited ACN 008 476 944 (the Company);

(2)	DXC Technology Company (the Original Guarantor);

(3)	Mizuho Bank, Ltd. and MUFG Bank, Ltd. as existing mandated lead arrangers and bookrunners (the MLABs);

(4)	JPMorgan Chase Bank, N.A. as incoming mandated lead arranger and bookrunner (the Incoming MLAB)

(5)	Mizuho Bank, Ltd., Sydney Branch, and MUFG Bank, Ltd. as existing Facility A Lenders (the Existing Facility A Lenders); and

(6)	Mizuho Bank, Ltd., New York Branch (the Agent).
RECITALS
The parties to this document (other than the Incoming MLAB) are parties to the Facility Agreement.
JPMorgan Chase Bank, N.A. wishes to accede to the Facility Agreement as a MLAB in the manner set out in this document.
The parties also wish to amend the Facility Agreement in the manner set out in this document.
THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION

1.1	Definitions
The following definitions apply in this document.
Amended Facility Agreement means the Facility Agreement, as amended in accordance with this document.
Effective Date has the meaning set out in clause 4.3 (Effective Date).
Existing Loans means each Loan (as defined in the Facility Agreement) which is outstanding immediately prior to the Effective Date.
Facility Agreement means the Syndicated Facility Agreement dated 27 November 2018 between the Company, the Original Guarantor, the MLAB named therein, the lenders named therein and the Agent, as amended, restated, or otherwise modified from time to time prior to the Effective Date.

1.2	Terms defined in the Facility Agreement
A term (other than a term defined in clause 1.1) that is defined in the Facility Agreement has the same meaning when used in this document.

1.3	Rules for interpreting this document
Clauses 1.2 (Construction) of the Facility Agreement applies as if set out in full in this document, with any necessary changes.

2.	CONSIDERATION
Each party acknowledges that it has received valuable consideration for entering into this document.

3.	ACCESSION OF NEW MLAB
With effect on and from the Effective Date:

(a)	JPMorgan Chase Bank, N.A. shall become a party to the Amended Facility Agreement as a MLAB and shall assume the obligations and acquire the rights of a MLAB under the Amended Facility Agreement;

(b)	each other party to the Amended Facility Agreement shall acquire corresponding rights against and assume corresponding obligations towards JPMorgan Chase Bank, N.A. in its capacity as a MLAB; and

(c)	JPMorgan Chase Bank, N.A. agrees to be bound by the provisions of the Amended Facility Agreement in its capacity as a MLAB.

4.	AMENDMENT OF FACILITY AGREEMENT

4.1	Amendment to Facility Agreement

(a)	The Facility Agreement is amended with effect on and from the Effective Date by making the following changes:

(i)	adding “JPMorgan Chase Bank, N.A.” to the parties defined in paragraph (4) as “MLABs” at the start of the document;

(ii)	adding “party thereto” after “MLABs” in the definition of “Amendment Deed No. 1” in Clause 1.1 (Definitions); and

(iii)	adding “other than JPMorgan Chase Bank, N.A.” after “MLABs” in Clause 13.1 (Fees).

(b)	Paragraph (a) does not affect any right or obligation of any party that arises before the Effective Date (including any right or obligation of JPMorgan Chase Bank, N.A. in its capacity as Lender).

4.2	Effect of amendment

(a)
Except as expressly amended by this document, no changes to the Facility Agreement are to be inferred or implied, and in all other respects the Facility Agreement is confirmed and remains in full force and effect.

(b)
With effect on and from the Effective Date, references in the Finance Documents to the Facility Agreement will be read and construed as references to the Facility Agreement as amended by this document.

4.3	Effective Date
The Effective Date (Effective Date) is the date on which the following conditions are satisfied:

(a)	The Agent shall have received this document executed by each party to it; and

(b)	JPMorgan Chase Bank, N.A. shall have become a Lender under the Facility Agreement with a Commitment for Facility A equal to or greater than AUD 166,666,666.67.

5.	ACKNOWLEDGEMENTS AND CONSENTS

(a)	Each party:

(i)	consents to the accession and amendments contemplated by this document;

(ii)	agrees and acknowledges that this document is a "Finance Document" for the purposes of the Facility Agreement; and

(iii)	confirms the Facility Agreement (as amended by this document) and each other Finance Document to which it is a party, and agrees that each such document will continue in full force and effect.

(b)
The Company and the Original Guarantor each confirm that any guarantee and security given or to be given by it in connection with the Facility Agreement secures all present and future obligations of each Borrower under the Amended Facility Agreement and in accordance with the terms of that guarantee or security.

(c)	Unless expressly stated otherwise, nothing in this document:

(i)	prejudices or adversely affects any right, power or remedy arising under; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under, the Finance Documents.

6.	EXISTING LOANS
Nothing in this document constitutes or effects a termination or a repayment and readvance of any Existing Loans outstanding on the date of this document or the Effective Date and all of those Existing Loans continue under the Facility Agreement as amended by this document.

7.	NOTICES
Clause 34 (Notices) of the Facility Agreement applies as if set out in full in this document, with any necessary changes.

8.	GENERAL

8.1	Governing law

Clauses 46 (Governing Law) and 47 (Enforcement) of the Facility Agreement apply as if set out in full in this document, with any necessary changes.

8.2	Giving effect to this document
Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the other party may reasonably require to give full effect to this document.

8.3	Amendment
This document can only be amended or replaced by another document signed by the parties hereto.

8.4	Counterparts
This document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this document.

EXECUTED as a deed.
COMPANY AND ORIGINAL BORROWER

EXECUTED by DXC TECHNOLOGY AUSTRALIA PTY LIMITED

[execution pages – Amendment Deed No. 2]

ORIGINAL GUARANTOR

SIGNED, SEALED AND DELIVERED by DXC TECHNOLOGY COMPANY

[execution pages – Amendment Deed No. 2]

MLAB AND EXISTING FACILITY A LENDER

SIGNED, SEALED AND DELIVERED by MIZUHO BANK, LTD.

[execution pages – Amendment Deed No. 2]

MLAB AND EXISTING FACILITY A LENDER

SIGNED, SEALED AND DELIVERED by MUFG BANK, LTD.

[execution pages – Amendment Deed No. 2]

INCOMING MLAB

SIGNED, SEALED AND DELIVERED by JPMORGAN CHASE BANK, N.A.

[execution pages – Amendment Deed No. 2]

[execution pages – Amendment Deed No. 2]

AGENT

SIGNED, SEALED AND DELIVERED by MIZUHO BANK, LTD., NEW YORK BRANCH

[execution pages – Amendment Deed No. 2]